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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

              Date of Report (Date of earliest event) May 2, 2000





                      ASSOCIATES FIRST CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)




          DELAWARE                                       74-1494554
(State or other jurisdiction                          (I.R.S. Employer
     of incorporation)                             Identification Number)

                                     1-6154
                            (Commission File Number)





250 E. Carpenter Freeway, Irving, Texas                  75062-2729
(Address of principal executive offices)                 (Zip Code)



        Registrant's telephone number, including area code (972) 652-4000


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Item 5.  Other Events.

On May 2, 2000, Associates First Capital Corporation (the "Company") publicly released a 1999 annual report supplement containing financial information and key data as of and for the years ended December 31, 1995 through December 31, 1999. A copy of the schedule is attached as an Exhibit hereto and incorporated by reference herein. This information should be read in conjunction with the Company's financial statements for the relevant periods.

Item 7.  Financial Statements and Exhibits

( c )    Exhibits

     20- 1999 Annual Report Supplement of Associates First Capital
            Corporation.



                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ASSOCIATES FIRST CAPITAL CORPORATION




                                   By: /s/ JOHN F. STILLO
                                      Executive Vice President, Comptroller and
                                      Principal Accounting Officer



Date: May 2, 2000



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                                 EXHIBIT INDEX

EXHIBIT
NUMBER              DESCRIPTION
------              -----------
  20           1999 Annual Report Supplement of Associates First Capital
               Corporation.
